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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of Primark Corporation of Form S-8 of our report dated February 8, 1996, incorporated by reference in the Annual Report on Form 10-K of Primark Corporation for the year ended December 31, 1995. We also consent to the reference to us under the heading "Item 5. Interests of Named Experts and Counsel" in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 9, 1996